Exhibit 32

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of  the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of West Coast Bancorp (the “Company”) on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”),  the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert D. Sznewajs	/s/ Anders Giltvedt

President and Chief Executive Officer	Executive Vice President and Chief Financial Officer
February 10, 2006	February 10, 2006